                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 27, 2001


                        PENN TREATY AMERICAN CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



      PENNSYLVANIA                       0-15972               23-1664166
----------------------------          -------------        ------------------
(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                  File Number)         Identification No.)


                               3440 LEHIGH STREET
                          ALLENTOWN, PENNSYLVANIA 18103
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (610) 965-2222
           -----------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS.

     On April 27, 2001, Penn Treaty American Corporation ("Penn Treaty") filed with the Securities and Exchange Commission a prospectus supplement dated April 25, 2001, to a prospectus dated November 15, 2000 (the "Prospectus Supplement") relating to the offering of up to 12,083,000 shares of Penn Treaty's common stock, $.10 par value per share (the "Common Stock"), at a price of $2.40 per share pursuant to transferable subscription rights (the "Rights") initially distributed to holders of record of Common Stock and holders of record of Penn Treaty's 6 1/4% convertible subordinated notes due 2003 (the "Notes") at the close of business on April 20, 2001 (the "Record Date"). As described in the Prospectus Supplement, each holder of Common Stock will receive 1.1 Rights for each share of Common Stock held by such holder on the Record Date and each holder of Notes will receive 1.1 Rights for each share of Common Stock such holder would have held on the Record Date if the Notes had been converted into Common Stock on the Record Date. In lieu of fractional Rights, the aggregate number of Rights issued to each holder of Common Stock and each holder of Notes shall be rounded up to the next whole number.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

     5.1  Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

     23.1 Consent of PricewaterhouseCoopers, LLP.

     23.2 Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in
          Exhibit 5.1).

     99.1 Form of Rights Certificate.

     99.2 Letter to Shareholders and Noteholders.

     99.3 Instructions as to Use of Rights Certificates.

     99.4 Letter to Securities Dealers, Commercial Banks, Brokers, Trust Companies and Other Nominees.

     99.5 Form of Letter to Beneficial Owners.

     99.6 Notice of Guaranteed Delivery.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PENN TREATY AMERICAN CORPORATION


April 27, 2001                          By:  /s/ CAMERON B. WAITE
                                           ------------------------------------
                                                 Cameron B. Waite,
                                                 Chief Financial Officer








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                                  EXHIBIT INDEX

NUMBER    EXHIBIT
------    -------

5.1       Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

23.1      Consent of PricewaterhouseCoopers, LLP.

23.2      Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in
          Exhibit 5.1).

99.1      Form of Rights Certificate.

99.2      Letter to Shareholders and Noteholders.

99.3      Instructions as to Use of Rights Certificates.

99.4 Letter to Securities Dealers, Commercial Banks, Brokers, Trust Companies and Other Nominees.

99.5      Form of Letter to Beneficial Owners.

99.6      Notice of Guaranteed Delivery.